                                                                       EXHIBIT A

                             JOINT FILING AGREEMENT


            We, the signatories of the statement on Schedule 13D filed with respect to the Common Stock of Industrial Holdings, Inc., to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) of the Securities Exchange Act of 1934.


                                       FIRST RESERVE FUND VIII, L.P.

                                       By:  First Reserve GP VIII, L.P., General
                                            Partner
                                            By:  First Reserve Corporation,
                                                 General Partner



                                            By:
                                                 -------------------------------
                                                 Name: Thomas R. Denison
                                                 Title: Managing Director

                                       FIRST RESERVE GP VIII, L.P.

                                       By:  First Reserve Corporation,
                                            General Partner



                                            By:
                                                 -------------------------------
                                                 Name: Thomas R. Denison
                                                 Title: Managing Director

                                       FIRST RESERVE CORPORATION


                                       By:
                                            ------------------------------------
                                            Name: Thomas R. Denison
                                            Title: Managing Director



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